INVESTOR PRESENTATION NOVEMBER 2024 CAVALLO POINT

FORWARD LOOKING STATEMENTS & USE OF NON-GAAP FINANCIAL MEASURES FORWARD LOOKING STATEMENTS Certain statements made during this presentation are forward-looking statements that are subject to risks and uncertainties. Forward-looking statements generally include the words “believe,” “expect,” “anticipate,” “plan,” “estimate,” “project,” “will,” “intend” or other similar expressions. Forward-looking statements include, without limitation, statements regarding industry outlook, results of operations, cash flows, business strategies, growth and value opportunities, capital and other expenditures, financing plans, expense reduction initiatives and projected dispositions. Factors that could cause actual results to materially differ from those contained in the forward-looking statements include, without limitation, national and local economic and business conditions, including any future pandemic, epidemic or outbreak of any highly infectious disease on the U.S. that may impact DiamondRock Hospitality Company’s (the "Company“) hotels and the demand for hotel products and services, and those risks and uncertainties discussed in the most recent Annual Report on Form 10-K, which the Company has filed with the Securities and Exchange Commission, and in our other public filings which you should carefully review. The forward-looking statements made are based on our beliefs, assumptions and expectations of future performance, taking into account all information currently available to the Company. Actual results could differ materially from the forward- looking statements made in this presentation. The forward-looking statements made in this presentation are subject to the safe harbor of the Private Securities Litigation Reform Act of 1995. Any forward-looking statement speaks only as of the date on which it is made. Although the Company believes the expectations reflect ed in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that the expectations will be attained or that any deviation will not be material. All information in this presentation is as of the date of this presentation, and the Company undertakes no obligation to update any forward-looking statement to conform the statement to actual results or changes in the Company’s expectations. This presentation contains statistics and other data that has been obtained or compiled from information made available by third- party service providers and believed to be reliable, but the accuracy and completeness of the information is not assured. The Company has not independently verified any such information. USE OF NON-GAAP FINANCIAL MEASURES We use the following non-GAAP financial measures that we believe are useful to investors as key measures of our operating performance: EBITDA, EBITDAre, Adjusted EBITDA, Hotel EBITDA, Hotel Adjusted EBITDA, FFO and Adjusted FFO. These measures should not be considered in isolation or as a substitute for measures of performance in accordance with U.S. GAAP. EBITDA, EBITDAre, Adjusted EBITDA, Hotel EBITDA, Hotel Adjusted EBITDA, FFO and Adjusted FFO, as calculated by us, may not be comparable to other companies that do not define such terms exactly as the Company. A detailed explanation of these non-GAAP financial measures and the reconciliation of such measures to the most directly comparable financial measures prepared in accordance with U.S. GAAP can be found in the Company’s third quarter 2024 earnings press release dated November 7, 2024. 2

DIAMONDROCK AT A GLANCE DIVERSIFIED GEOGRAPHY DIVERSIFIED PROPERTIES FINANCIAL SUMMARYPORTFOLIO 10,004 37 26 ROOMS GEOGRAPHIC MARKETS PROPERTIES 3 Net Debt2 to TTM EBITDA Total Debt1 $1.1B 3.7x Total Debt to Gross Book Value 29% TTM Revenue $1.1B TTM Corporate Adj. EBITDA $279MM Q3 2024 1. Excludes preferred capital 2. Cash includes corporate cash, excludes preferred capital MARKET % of 2023 EBITDA Chicago 12.4% Boston 10.8% New York City 8.3% Florida Keys 7.4% Vail 5.6% Fort Lauderdale 5.1% Fort Worth 4.7% Sedona 3.8% Denver 3.7% Salt Lake City 3.7% Destin 3.7% Sausalito 3.6% Charleston 3.4% San Diego 3.4% Sonoma 2.6% Burlington 2.6% Huntington Beach 2.5% New Orleans 2.4% Phoenix 2.3% DC 2.1% Atlanta 1.8% Austin 1.5% Lake Tahoe 1.2% Montana 0.8% Minneapolis 0.7% San Francisco 0.1% Total 100.0%

ACQUISITION DATE 11/12/2024 PURCHASE PRICE $30.0 MILLION $122K PER KEY LOCATION MINNEAPOLIS, MN NUMBER OF ROOMS 245 KEY DEAL HIGHLIGHTS • Fee simple interest • Terminable management agreement with a high-quality third-party operator • 8.2% capitalization rate on 2024 forecasted net operating income • Purchase price is over a 60% discount to current replacement cost • Minimal near-term capital requirements; the hotel was completed in September 2016 • Rapidly recovering hotel market with the largest concentration of Fortune 1000 companies in the world • Major employers are increasing return-to-office in 2024-25 ABOUT THE HOTEL ACQUISITION OF AC MINNEAPOLIS DOWNTOWN (MINNEAPOLIS, MN) This summary information sheet contains certain “forward-looking statements” relating to, among other things, hotel EBITDA and hotel net operating income after capital reserves. The forward-looking statements made are based on our beliefs, assumptions and expectations of future performance, taking into account all information currently available to us. Actual results could differ materially from the forward-looking statements made on this summary information sheet. When we use the words “projected,” “expected,” “planned” and “estimated” or other similar expressions, we are identifying forward-looking statements. The forward-looking statements on this summary information sheet are subject to the safe harbor of the Private Securities Litigation Reform Act of 1995. All information on this sheet is as of November 12, 2024. We undertake no duty to update the information to conform to actual results or changes in our expectations. This fact sheet contains statistics and other data that has been obtained from information available from public sources. For additional information, please visit our website at www.drhc.com. The AC Hotel Minneapolis Downtown is located along the vibrant North Loop neighborhood in downtown Minneapolis and within close walking distance of Minneapolis’ major employers and numerous entertainment venues. The hotel is connected to the Minneapolis Skyway and adjacent to the METRO light rail system to access the Minneapolis Convention Center and stadiums. 4

5 DIAMONDROCK 2.0 • Optimizing Capital Allocation & Recycling • Disciplined Capital Expenditure • Driving Overhead Efficiency • Aligned & Expedited Decision Making Our strategy remains focused on delivering shareholder value through a leading portfolio concentrated in drive- to, leisure destinations and targeted urban markets WHAT’S NEW Focus on Driving AFFO1 per Share Growth through: WHAT’S NOT 1After capex

FULL-YEAR 2024 GUIDANCE 2024 GUIDANCE UPDATED ASSUMPTIONS METRIC LOW END HIGH END Comparable RevPAR Growth 1.5% 2.0% + 20 BPS Comparable Total RevPAR Growth 3.0% 3.5% + 10 BPS Adjusted EBITDA $281MM $287MM N.M. Adjusted FFO $205MM $210MM N.M. Adjusted FFO per Share $0.97 $0.99 N.M. CURRENT GUIDANCE IMPACT OF AC MINNEAPOLIS ACQUISITION 1Excludes executive transition costs which are not included in Adjusted EBITDA and Adjusted FFO • Corporate Expenses: $30.5MM - $31.5MM1 • Interest Expense: ~$66.0MM • Income Tax Expense: $0.5MM - $1.5MM • Available Rooms: 3,570,423 PEER GUIDANCE REVISIONS YTD Changes to 2024 Adj. EBITDA Guidance Midpoint from Initial Outlook ($MM) + $9 + $2 + $1 $(5) $(16) $(19) $(20) $(28) DRH PEB APLE HST XHR RLJ PK SHO 6

WHY DIAMONDROCK? 1 2 3 4 ALIGNED MANAGEMENT TO DRIVE GROWTH & VALUE STRONG SECULAR OUTLOOK FOR GROUP AND LEISURE FLEXIBLE BALANCE SHEET & STRONG LIQUIDITY HIGH-PERFORMING & LIQUID PORTFOLIO 7

STREAMLINED, ALIGNED & EXPERIENCED MANAGEMENT JEFFREY J. DONNELLY CEO AND DIRECTOR JUSTIN LEONARD PRESIDENT, COO BRIONY R. QUINN EVP, CFO AND TREASURER DiamondRock announced leadership changes in April to expedite decision-making and increase G&A efficiency • Joined DRH in 2007 as Assistant Controller and has held the positions of Corporate Controller, Chief Accounting Officer, and SVP and Treasurer • Previously held senior positions at Meristar Hospitality Corporation and a number of audit and consulting firms • Joined DRH in 2019 as EVP & CFO • Previously, was MD of Equity Research at Wells Fargo Securities and co-founded Wells Fargo’s Real Estate & Lodging Equity Research Platform, with direct responsibility of $45B+ of equity transactions over a 22-year career • Founder and Trustee of The Rubinstein- Taybi Syndrome Children's Foundation • Joined DRH in 2022 as EVP & COO • Previously held various positions at Walton Street Capital for 23 years, most recently as Senior Principal with oversight of the firm’s hotel investments • Involved in $3B+ in hospitality transactions and directed asset management of 60 branded and independent hotels 8

STRENGTH & RESILIENCY OF LEISURE TRAVEL

DiamondRock Hospitality

DEMOGRAPHIC DRIVERS OF GROWTH

U.S. Population Growth in Heaviest Traveling Segments

Population by Age Segment Over Time (in MM)



2010
2030
60.8
71.5
62.3
90.4
Peak Travel Years
Family Formation/Millenials (25-39)
Active Retirement/Baby Boomers (55-79)

Source: CBRE Hotels Research

Upside Opportunity with Locational Flexibility

4.4 Days Per Week

2019 Average Days Per Week in Office

3.4 Days Per Week

Post-Pandemic Average Days Per Week in Office

2.7B Days

Incremental of Locational Flexibility

Intent to Spend on Leisure Travel Outperforms Overall Spending

(% Change vs Sep-Nov'21 Avg)



Total Spending
Leisure Travel

Source: Deloitte 2024 Travel Outlook

RESILIENCY OF LEISURE OVER CYCLES

NOI CAGR 1972 – 1982 (High Inflation Period)



9x
8x
7x
6x
5x
4x
3x
2x
1x
0x
1972
1973
1974
1975
1976
1977
1978
1979
1980
1981
1982
23.4% CAGR
1,100 bps premium to industry avg and 1,500 bps premium to inflation
12.3% CAGR
8.7% CAGR
Hotel Trends NOI
Resort NOI
Inflation

Source: CBRE Hotels Research

RevPAR Comparison from 1987 – 2022



600%
500%
400%
300%
200%
100%
0%
Leisure Set
Urban Set
Total US Lodging Market

Source: CBRE Hotels Research

9

STRONG GROUP PACE & OTHER REVENUE SPENDING 2024 GROUP REVENUE PACE MARKET % of 2023A EBITDA 2019 2022 2023 2024E 2025E CHICAGO 13% 1,142 1,153 1,047 1,220 1,078 BOSTON 11% 349 330 426 437 321 SAN DIEGO 3% 732 660 797 870 829 PHOENIX 2% 291 305 368 381 356 WASHINGTON, DC 2% 387 400 290 417 346 TOTALS 32% 2,901 2,848 2,928 3,325 2,930 % OF 20191 100% 98% 101% 115% 101% DIAMONDROCK SEGMENTATIONCITY CONVENTION CALENDAR Units: Room Nights in ‘000s GROWING OUT-OF-ROOM SPEND Q1 Q2 Q3 Q4 2024 2023 95% of 2024 Budgeted Group Room Revenue on the Books 15.6% Increase vs 2023 as of End of Q3’24 20% 25% 30% 35% 40% 45% Q1 Q2 Q3 Q4 2019 2022 2023 2024 Non-Room Revenue as % of Total Revenue for Group Hotels1 1Group hotels include Chicago Marriott Magnificent Mile, Westin Boston Seaport, The Worthington, Salt Lake City Marriott Downtown, Westin San Diego Bayview, and Westin Washington DC City Center 1 Room nights currently on the books vs FY 2019 total, 2024 and 2025 may not reflect full year forecast TRANSIENT 77.8% GROUP 21.9% CONTRACT 0.3% Q3 2024 TTM Room Revenue TRANSIENT 65.7% GROUP 29.3% CONTRACT 5.0% RESORTS URBAN 10

BUSINESS TRANSIENT CONTINUES RECOVERY CONTINUED INCREMENTAL GROWTH IN BUSINESS TRAVEL • USTA forecasts 2024 business travel to reach 95% of 2019 levels—up from 89% in 2023, though slowing economic growth may push full business travel recovery to 2026 • Deloitte projects corporate travel spending to reach 95% of 2019 levels by the second half of 2024 • Airlines are seeing growing travel bookings by Fortune 500 companies CONTINUED BUSINESS TRANSIENT GROWTH CHICAGO MARRIOTT DOWNTOWN MAGNIFICENT MILE Q3 2023 YTD Q3 2024 YTD +3.8% Growth Business Transient Revenue Up Nearly 2% vs 2023 11

BALANCE SHEET BALANCE SHEET & LIQUIDITY Mortgages Term Loans SIGNIFICANT LIQUIDITY AVAILABLE AT END OF Q3 2024 NET DEBT + PREFERRED / EBITDA Source: September 2, 2024 Baird Comp Sheet (Net Debt + Preferred / EBITDA 2024) Low Leverage 12.0 9.5 8.7 7.1 6.3 5.4 5.3 5.3 4.3 4.1 3.6 3.4 3.1 AHT BHR PEB INN RLJ CLDT XHR PK SHO DRH RHP APLE HST High Leverage CORPORATE CASH $75MM CASH AT HOTELS $116MM UNDRAWN REVOLVER $400MM $591MM $291MM $300MM1 $0 $500MM 2024 2025 2026 2027 2028 As of YE 2024 Debt Amount ($MM) Weighted Avg Interest Rate % of Total Debt Fixed2 $521 4.42% 48% Floating $575 6.17%3 52% Total Debt $1,096 5.34% 100% Notes Mortgages reflect balance at scheduled maturity 1Reflects one-year extension executed in Q3 2Including effect of interest rate swaps 3Reflects current variable rate 12

WHAT SETS DIAMONDROCK’S PORTFOLIO APART? 1 2 3 4 LOW RISK PROFILE ENHANCES LIQUIDITY & PERFORMANCE WELL-MAINTAINED, HIGH PERFORMING PRODUCT LOW SUPPLY THREAT ROBUST GROWTH FROM ROI PIPELINE 13

MOST LIQUID PORTFOLIO AMONGST PEERS BENEFITS OF SHORT-TERM, THIRD-PARTY AGREEMENTS ■ Terminable at Will ■ Enhanced Flexibility to Optimize Performance ■ Superior Cost Controls ■ Asset Liquidity Enhanced ■ 50 to 100 bps Better Exit Cap Rate VALUATION PREMIUM: UNENCUMBERED VS. ENCUMBERED HOTELS 15% 20% 0% 20% 40% 60% 80% 100% DRH PEB RLJ SHO HST PK XHR Non-Brand Managed Brand Managed % OF BRAND MANAGED PROPERTIES Notes Source: Company 2023 Annual Reports 1RLJ reflects only Hilton brand managed hotels, as other brand managed properties were not disclosed 2HST reflects % of rooms that are brand-managed since properties are not disclosed 3PK reflects an estimate as numbers were not disclosed GROUND LEASE EXPOSURE COMPANY % OF ROOMS TENOR OF THE 5 SHORTEST LEASES NO. OF LEASED HOTELS PEB4 44% 26 Years 18 Hotels HST 30% 18 Years 19 Hotels PK 23% 21 Years 14 Hotels PEER AVERAGE 23% 33 Years 11 Hotels DRH5 20% 61 Years 6 Hotels SHO6 18% 48 Years 1 Hotels RLJ 17% 17 Years 13 Hotels XHR7 7% 71 Years 2 Hotels 21 3 4Includes restaurant ground lease at Southernmost Beach Resort 5Excludes the Kimpton Palomar Phoenix lease due to perpetual purchase rights and Hotel Clio patio ground lease which is not critical to operations; includes extension of Courtyard Fifth Avenue to 2121 6Excludes JW Marriott New Orleans airspace lease 7Excludes Hyatt Regency Santa Clara due to purchase rights TO 14

STRONG Q3 COMPARABLE RESULTS

	PORTFOLIO		URBAN		RESORTS	
% Change	vs Q3 2023	vs Q3 2019	vs Q3 2023	vs Q3 2019	vs Q3 2023	vs Q3 2019
TREVPAR	+2.3%	+13.5%	+3.0%	+8.9%	+0.8%	+21.2%
REVPAR	+2.8%	+9.9%	+4.2%	+6.4%	-0.8%	+19.2%
ADR	+3.2%	+17.5%	+5.6%	+13.4%	-3.6%	+28.0%
OCCUPANCY	-0.4%	-6.5%	-1.3%	-6.2%	+2.8%	-6.8%
HOTEL ADJ. EBITDA	+2.2%	+10.4%	+0.2%	+4.0%	+7.1%	+28.3%


KIMPTON PALOMAR PHOENIX


SALT LAKE CITY MARRIOTT DOWNTOWN


L'AUBERGE DE SEDONA

15

PEER OUTPERFORMANCE Q3 2024 COMPARABLE HOTEL ADJ. EBITDA GROWTH VS 2023 TRevPAR1 RevPAR Occupancy ADR Hotel Adj. EBITDA Margin DRH 2.3% 2.8% -0.4% 3.2% -9 bps PEER AVERAGE 2.5% 1.3% 1.8% -0.5% -104 bps PK 3.8% 3.3% 3.3% 0.0% -160 bps HST 3.1% 0.8% -0.3% 1.0% -130 bps RLJ 3.0% 2.0% 1.4% 0.6% -11 bps PEB 2.7% 2.2% 4.1% -1.9% -100 bps APLE 1.8% 0.8% -0.4% 1.2% -60 bps XHR 1.6% 1.5% 5.0% -3.3% -200 bps SHO 1.3% -1.3% -0.4% -0.9% -70 bps Q3 2024 COMPARABLE METRIC GROWTH VS 2023 1Reflects total revenue change as TRevPAR was not provided for RLJ and APLE 2.6% 2.2% 0.3% -1.0% -1.9% -1.9% -2.1% -6.3% RLJ DRH APLE PEB HST PK SHO XHR Peer Avg: -1.5% 16

MARKET % OF 2023 EBITDA SUPPLY FORECAST1 URBAN MARKETS Chicago 12.5% Boston 10.8% Manhattan 8.3% Fort Worth 4.8% Denver 3.7% Salt Lake City 3.7% Sausalito 3.7% FAVORABLE SUPPLY BACKDROP 1 Methodology: 5 year average of CoStar 12 month supply change forecast (2024 – 2028); green light < 1%, yellow light <1-3%, red light 3%+ MARKET % OF 2023 EBITDA SUPPLY FORECAST1 RESORT MARKETS Florida Keys 7.6% Vail 5.6% Fort Lauderdale Beach 5.0% Sedona 3.8% Destin 3.7% Sonoma 2.6% Lake Austin 1.5% Lake Tahoe 1.2% Paradise Valley 0.8% DRH hotels are located in low supply markets, with some resort markets having negligible supply growth 17

ROBUST ROI PIPELINE: $10-20MM ANNUAL ROI SPEND

DiamondRock Hospitality

2020

- **Commenced 4 Repositionings:**
  - *Sheraton Key West (Margaritaville)*
  - *JW Marriott Cherry Creek (Hotel Clio)*
  - *Sonoma Renaissance (Autograph)*
  - *Vail Marriott (Luxury Collection)*
- **Unencumbered 6 Marriott Management Agreements**

2021

- **Acquired 3 Lifestyle Hotels ($230MM):**
  - *Henderson Beach Resort*
  - *Henderson Park Inn*
  - *Bourbon Orleans Hotel*
- **Sold 2 Non-Core Hotels ($220MM):**
  - *Frenchman's Reef*
  - *Lexington Hotel New York*
- **Repositionings Completed:**
  - *Margaritaville Beach House Key West*
  - *Hotel Clio, a Luxury Collection Hotel*
  - *The Lodge at Sonoma Resort*
  - *The Hythe, a Luxury Collection Hotel*

$28MM ROI Spend

2022

- **Acquired 3 Resorts ($180MM):**
  - *Tranquility Bay Resort*
  - *Shorebreak Fort Lauderdale Beach*
  - *Lake Austin Spa Resort*
- **Completed Brand Conversion of Embassy Suites Bethesda**
- **Celebrity Chef Restaurant Added to The Lindy Charleston**
- **Added Second Rooftop Venue to The Gwen, Chicago**

$7MM ROI Spend

2023

- **Completed Repositioning of Hilton Boston (The Dagny)**
- **Completed Rooftop Conversions:**
  - *Kimpton Fort Lauderdale*
  - *Kimpton Palomar Phoenix*

$12MM ROI Spend

2024 – 2025

- **Completed Repositioning of Hotel Champlain**
- **Completed New Bar at Havana Cabana**
- **Integrating Orchards Inn with L'Auberge and Installing New Cliffside Pool**
- **Installing New Marina at Tranquility Bay**
- **Adding 14 Keys at The Landing**

~$40MM ROI Spend

2026+

- **Franchise Expirations:**
  - *The Westin Boston Seaport District*
  - *Courtyard Denver Downtown*
- **Additional Key Opportunities:**
  - *Lake Austin Spa Resort*
  - *Chico Hot Springs Resort*
- **Potential Spa Expansion at Cavallo Point**

18

DiamondRock Hospitality

2024 & 2025 ROI PROJECTS IN PROGRESS

BOURBON ORLEANS HOTEL



Rooms Renovation and Public Space Refresh

- **Rooms Completed:** Q3 2024
- **Total Est. Cost:** $8MM

- Reduced previous ROI scope by $5MM or ~40%
- Current scope still supports resort fee implementation



HAVANA CABANA



Flama Cabana, New Bar Outlet

- **Completed:** Oct 2024
- **Total Est. Cost:** $1.5MM

- Enhances guest experience and expected to significantly increase F&B revenue at a 25%+ margin



TRANQUILITY BAY



Construction of a New Marina

- **Est. Completion:** 2025
- **Total Est. Cost:** $1.5MM

- Marina creates 32 slips with the ability to add boat lifts
- Creates opportunity for ancillary revenue



THE LANDING LAKE TAHOE



Adding Guest Rooms and New Event Space

- **Est. Completion:** 2025
- **Total Est. Cost:** $7.0MM

- Increase key count by 14
- Adds additional event space
- Existing rooms and restaurant will also be renovated (part of capex budget)



19

2024 & 2025 ROI PROJECTS IN PROGRESS

DIAMONDROCK HOSPITALITY

THE CLIFFS AT L'AUBERGE DE SEDONA



Integration of Orchards Inn with L'Auberge de Sedona

- New cliff side pool and bar with some of the best views of Sedona's red rocks
- Significant rate opportunity
- **Total Cost:** ~$20MM
- **Est. Completion:** 2025

2023 ADR COMPARISON

3x Difference in ADRs


$294
$927
Orchards Inn
L'Auberge de Sedona


ORCHARDS INN

20

POTENTIAL LONGER TERM CAPITAL PROJECTS Courtyard Denver Downtown The Westin Boston Seaport District Exploring Adding More Waterfront Guest Rooms Franchise Expiration in 2027 Potential Upbranding and Expansion Franchise Expiration in 2026 Value Creation Opportunity Exploring Adding New Cabins & Employee Housing Exploring Spa Expansion 21

COMPLETED ROI PROJECT – CONVERSION FROM HILTON BOSTON TO THE DAGNY

DiamondRock Hospitality

Since conversion to The Dagny, the hotel's TripAdvisor ranking has improved from #56 out of 99 hotels in Boston in Q1 2023 to **#2 out of 97 hotels** as of September 1, 2024


THE DAGNY


THE DAGNY

Conversion from Hilton brand to an independent lifestyle hotel with renovated guest rooms and bathrooms, a new state-of-the-art gym, improved meeting spaces, and a new sense of arrival


$217
$287
2023A
2027F
+32%
REVPAR
$10.1
$16.8
2023A
2027F
+67%
EBITDA
($MM)

- **Completion:** August 1, 2023
- **Total Cost:** $32MM
- **Increase Cost over Hilton Renovation:** $5MM
- **Incremental NOI for Independent hotel:** $1MM
- **Exit value increase:** $14MM-30MM (50-100 bps on cap rate)

Performance at The Dagny has Exceeded Expectations

Q3'24 YTD Performance vs. Budget:

- Top line revenue slightly above
- Hotel Adj. EBITDA margin beat by +90bps
- Hotel Adj. EBITDA beat by +$265K
- TripAdvisor's #3 Travelers' Choice Award

22

COMPLETED ROI PROJECT – CONVERSION FROM HILTON BURLINGTON TO HOTEL CHAMPLAIN Conversion of Hilton Burlington Lake Champlain to Hotel Champlain, Curio Collection by Hilton • Completed in July 2024 at a total cost of ~$9MM • Scope included: ⁻ New community outdoor spaces and upgraded front entrance ⁻ Upgraded state-of-the-art fitness center ⁻ New signature seafood restaurant, Original Skiff Fish + Oysters by Chef Eric Warnstedt and a new all-day-café • Transformation represents a strong ROI opportunity and increased exit value 23

ESG LEADERSHIP 2017 2018 2019 2020 2021 2022 2023 2024 DRH GRESB Score 53 75 81 84 86 82 85 86 Peer Score Average 57 58 69 69 72 65 77 80 Index to Peer Score Avg 93% 129% 117% 122% 119% 126% 110% 108% DRH GRESB SCORE & RECOGNITION 5th Consecutive Year Recognized as Sector Leader GRESB REAL ESTATE ASSESSMENT (2024) • Awarded Sector Leader status across multiple public and private sectors: – Global Listed Sector Leader/Hotel – Regional Listed Sector Leader/Americas/Hotel – Regional Sector Leader Americas/Hotel • Achieved Green Start Status for 7th consecutive year • Achieved Sector Leader Status in America’s Hotel Listed Sector for 4th consecutive year GRESB PUBLIC DISCLOSURE (2023) • Ranked 1st within the U.S. Hotels with a score of “A” compared to the Peer Group Average of “B” and the GRESB Global Average of “B” ISS ESG RANKINGS(2) 3ENVIRONMENTAL 4SOCIAL 1GOVERNANCE As of July 2024 GRESB ANNUAL RESULTS VS PEER GROUP 24

WELL-POSITIONED PORTFOLIO: LEISURE AS A LONG-TERM SECULAR DRIVER

DIAMONDROCK HOSPITALITY

24 Hotels
4,347 Keys

56% of Portfolio by Revenue

13 Independent Hotels

100% Unencumbered by Management

LUXURY & LIFESTYLE RESORTS

AUSTIN, TX

LAKE AUSTIN SPA RESORT

MARATHON, FL

TRANQUILITY BAY RESORT

FORT LAUDERDALE, FL

WESTIN FORT LAUDERDALE BEACH RESORT

PRAY, MT

CHICO HOT SPRINGS

SEDONA, AZ

L'AUBERGE DE SEDONA

DESTIN, FL

HENDERSON BEACH RESORT

LAKE TAHOE, CA

THE LANDING RESORT AND SPA

HUNTINGTON BEACH, CA

KIMPTON SHOREBREAK RESORT

VAIL, CO

THE HYTHE, A LUXURY COLLECTION HOTEL

DESTIN, FL

HENDERSON PARK INN

FORT LAUDERDALE, FL

KIMPTON SHOREBREAK FORT LAUDERDALE BEACH RESORT

KEY WEST, FL

HAVANA CABANA

SAUSALITO, CA

CAVALLO POINT

KEY WEST, FL

MARGARITAVILLE BEACH HOUSE KEY WEST

SEDONA, AZ

ORCHARDS INN

SONOMA, CA

THE LODGE AT SONOMA RESORT

URBAN LIFESTYLE HOTELS

BURLINGTON, VT

HOTEL CHAMPLAIN BURLINGTON

CHARLESTON, SC

THE LINDY CHARLESTON HISTORIC DISTRICT

CHICAGO, IL

THE GWEN, A LUXURY COLLECTION HOTEL

DENVER, CO

HOTEL CLIO, A LUXURY COLLECTION HOTEL

PHOENIX, AZ

HOTEL PALOMAR PHOENIX

SAN FRANCISCO, CA

HOTEL EMBLEM

NEW ORLEANS, LA

BOURBON ORLEANS HOTEL

BOSTON, MA

THE DAGNY BOSTON

Notes: Revenue as of FY 2023

25

WELL-POSITIONED PORTFOLIO: GROUP AND URBAN DEMAND RECOVERY

DIAMONDROCK HOSPITALITY

URBAN GROUP HOTELS

6 Hotels
3,853 Keys

31% of Portfolio by Revenue

Strong Convention Markets

BOSTON, MA



WESTIN BOSTON SEAPORT

CHICAGO, IL



CHICAGO MARRIOTT MAGNIFICIENT MILE

SAN DIEGO, CA



WESTIN SAN DIEGO BAYVIEW

FORT WORTH, TX



THE WORTHINGTON

SALT LAKE CITY, UT



SALT LAKE CITY MARRIOTT DOWNTOWN

WASHINGTON, DC


1400
THE WESTIN

WESTIN WASHINGTON, D.C. CITY CENTER

URBAN SELECT-SERVICE HOTELS

5 Hotels
1,214 Keys

10% of Portfolio by Revenue

100% Unencumbered by Management

NEW YORK, NY



HILTON GARDEN TIMES SQUARE CENTRAL

NEW YORK, NY



COURTYARD MANHATTAN/FIFTH AVENUE

NEW YORK, NY



COURTYARD MANHATTAN/MIDTOWN EAST

DENVER, CO



COURTYARD DENVER DOWNTOWN

MINNEAPOLIS, MN



AC MINNEAPOLIS DOWNTOWN, MN

SUBURBAN HOTELS

2 Hotels
590 Keys

3% of Portfolio by Revenue
100% Unencumbered by Management

ATLANTA, GA



ATLANTA MARRIOTT ALPHARETTA

BETHESDA, MD



EMBASSY SUITES BETHESDA

Notes: Revenue as of FY 2023

26